As filed with the Securities and Exchange Commission on February 24, 2003

Registration Nos. 333-26505

and 811-08209

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940

Amendment No. 1	☒

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(800) 340-3787

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland, Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☐	On (date), pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☒	On April 24, 2003 pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Flexible Premium Variable Life Insurance Policies

Prospectus

May 1, 2003

This prospectus describes the Advantage PlusSM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	United Investors Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or
•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

A prospectus for the portfolios available through the Variable Account must accompany this prospectus. Please read this document before investing and save it for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ADVANTAGE PLUSSM

VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by

United Investors Life Insurance Company

through

United Investors Universal Life Variable Account

Administrative Office

United Investors Life Insurance Company

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

The policy offers 12 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Portfolio
•	Limited-Term Bond Portfolio
•	Money Market Portfolio
•	Science and Technology Portfolio
•	Small Cap Portfolio

VARIABLE LIFE INSURANCE POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

U-1165, Ed. 5-03

ii

iii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE:    Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:

(a)	Option A: the greater of the policy’s face amount or a multiple of its policy value; or

(b)	Option B: the greater of (1) the policy’s face amount plus its policy value or (2) a multiple of its policy value.

Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

The policy’s death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

The death benefit guarantee period generally ends at the insured’s age 65 under death benefit option (A) or age 62 under death benefit option (B). This period may vary in some states.

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•	Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•	Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•	Partial Surrender. You generally may make a partial surrender from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year.

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, make a partial surrender, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

Before the maturity date, you may have automatic transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

•	accelerated death benefit rider;
•	accidental death benefit rider;
•	additional insured term insurance rider;
•	children’s term insurance rider; and
•	disability waiver of monthly deductions rider.

Other supplemental benefits may also be available, and all benefits may not be available in all states.

Illustrations

Sample illustrations of hypothetical death benefits and policy values are in the Statement of Additional Information. You should receive your own personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the cash surrender value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 4.0% per year.

Risk of Termination

The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

We anticipate that the policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the policy, particularly with respect to policies issued on a substandard basis. Please consult a tax advisor about these consequences.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, partial surrenders, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59½. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

A surrender may have tax consequences.

Loan Risks

A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•	Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly anniversary (and the death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the W&R Target Funds, Inc. prospectus. Please refer to this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, make partial surrenders from the policy, transfer policy account value among the investment divisions and the fixed account, or request policy illustrations. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted—Maximum Guaranteed Charge

Premium Expense Charge:	Upon receipt of each premium payment	3.5% of each premium payment for state, local and federal tax charges

Surrender Charge:	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy’s face amount)	$6.00 to $26.00 per $1,000 of face amount, which varies with the insured’s age on the policy’s effective date (or at the time of increase in the policy’s face amount)(1)

Partial Surrender Charge:	Upon partial surrender of the policy

The lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect

Policy Loan Interest Charge:	Daily on any outstanding loan	2.0% annually(2) Certain loans may have a 0% charge

(1)	The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase). During the first five policy years (or first five years after a face amount increase) the surrender charge per $1,000 of face amount is as follows for selected ages of the insured:

Insured’s Age at Issue:	25	35	45	50	55	65	75

Charge per $1,000 of Face Amount:	$6.00	$7.00	$8.75	$10.00	$11.50	$16.75	$26.00

(2)	Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance:(3)

Minimum and Maximum(4) Charge	On policy’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of net amount at risk(5) per month	$0.06-$23.81 per $1,000 of net amount at risk per month
Representative Insured: Issue Age 37, Male Standard Non-Tobacco, $148,000 face amount in the first policy year	On policy’s effective date and on each monthly anniversary	$0.16 per $1,000 of net amount at risk per month	$0.16 per $1,000 of net amount at risk per month

Administrative Charge:	On policy’s effective date and on each monthly anniversary	$7.50 per month for life of the policy	$5.00 per month for the life of the policy

Guaranteed Death Benefit Charge:	On policy’s effective date and on each monthly anniversary while the death benefit guarantee remains in effect	$0.01 per $1,000 of face amount per month	$0.01 per $1,000 of face amount per month

Mortality and Expense Risk Charge:	Daily	Annual rate of 0.90% for all policy years of the average daily net assets of each variable investment division you are invested in	Annual rate of: • 0.90% during first 10 policy years • 0.70% during policy years 11 and later of the average daily net assets of each variable investment division you are invested in

(3)	Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and face amount. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, face amount, planned premiums, and riders requested.
(4)	Some current cost of insurance rates are lower for face amounts greater than $500,000.
(5)	The net amount at risk is equal to the amount by which the death benefit divided by 1.0032737 exceeds the policy value.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Optional Rider Charges:(6)

• Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250 plus expected future interest on accelerated benefit amount at a rate of 6%	$100 plus expected future interest on accelerated benefit amount at a rate of 6%

• Accidental Death Benefit Rider	On rider’s effective date and on each monthly anniversary	$0.10 per $1,000 of rider coverage amount per month	$0.10 per $1,000 of rider coverage amount per month

• Additional Insured Term Insurance Rider:

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of rider coverage amount per month	$0.06-$36.26 per $1,000 of rider coverage amount per month

Representative Insured: Attained Age 38, Female Standard Non-Tobacco	On rider’s effective date and on each monthly anniversary	$0.16 per $1,000 of rider coverage amount per month	$0.14 per $1,000 of rider coverage amount per month

• Children’s Term Insurance Rider	On rider’s effective date and on each monthly anniversary	$1.00 per $1,000 of rider coverage amount per month	$1.00 per $1,000 of rider coverage amount per month

• Disability Waiver of Monthly Deduction Rider

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.01-$0.28 per $1.00 of monthly deductions for other benefits	$0.01-$0.28 per $1.00 of monthly deductions for other benefits

Representative Insured: Attained Age 37	On rider’s effective date and on each monthly anniversary	$0.02 per $1.00 of monthly deductions for other benefits	$0.02 per $1.00 of monthly deductions for other benefits

(6)	Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our administrative office.

The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

	Minimum		Maximum

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)		—

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(1)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(2)	Other Expenses(3)	Total Portfolio Expenses

Asset Strategy

Balanced

Bond

Core Equity

Growth

High Income

International

Limited-Term Bond(4)

Money Market

Science and Technology

Small Cap

(1)	These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.
(2)	Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.
(3)	Other Expenses are those incurred for the year ended December 31, 2002.
(4)	The Fund’s investment manager is waiving all of its Management Fee. After the waiver, the 2001 expenses of the Limited-Term Bond portfolio were %.

Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

The Policy

The Policy in General

The Advantage Plus variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)	provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy. Loans, partial surrenders, and full surrenders may be taxable and before age 59½, subject to a 10% tax penalty.

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage Plus policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

To purchase a policy, you must complete an application, submit it to our administrative office, and pay an initial premium which varies by the age, sex and risk class of the insured. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions and the fixed account.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the policy until we have received an initial premium from your existing insurance company, the issuance of the policy may be delayed.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or

(b)	45 days after you sign the application for the policy.

Some states may require a longer period or a different refund amount. In order to cancel the policy, you must return it by mail or other delivery before the end of the “free look” period to our administrative office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid and in some states are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;

(b)	the face amount of the policy;

(c)	any supplemental benefits under the policy; and

(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days’ advance written notice if we change this minimum.

Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Planned Premiums

When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. However, paying the planned premiums might not be enough to keep the policy from lapsing. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy’s variable investment divisions and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

If the death benefit guarantee is not in effect on a monthly anniversary and either

(a)	the net cash surrender value is less than the monthly deduction, or

(b)	the loan balance exceeds the cash surrender value,

then the policy will terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “Death Benefit Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment (called the “grace period premium”) required will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus

(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)	an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

Death Benefit Guarantee

During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to (i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy’s effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

For death benefit option A, the death benefit guarantee period lasts five years or until the insured’s attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured’s attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

Crediting Premiums to the Policy

Between the date your initial premium is received and the policy’s effective date, we will credit interest on the initial net premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy’s effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy and allocated among the variable investment divisions and the fixed account according to the premium allocations that you elect. Any additional net premium received will be credited to the policy on the date we receive it, or the next business day thereafter.

Net Premium Allocations

When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Policy Values

Policy Value

The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the performance of the variable investment divisions to which amounts have been allocated;

(b)	interest credited on amounts allocated to the fixed account and loan balance;

(c)	charges;

(d)	transfers;

(e)	partial surrenders; and

(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

The variable account value is the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. On the policy’s effective date, the value of each variable investment division is equal to:

(a)	the initial net premium allocated to that variable investment division; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

(a)	the value of the variable investment division on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable investment division since the previous business day; plus

(c)	the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

(d)	the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

(e)	the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

(f)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

(g)	the portion of the monthly deduction allocated to the variable investment division since the previous business day.

Unit Values.    When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction is taken from the variable investment division;

(b)	a policy loan is taken from the variable investment division;

(c)	an amount is transferred from the variable investment division; or

(d)	a partial surrender is taken from the variable investment division.

The number of the variable investment division’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transactions in good order.

A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly anniversary thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly anniversary; plus

(b)	the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

(d)	total interest credited to the fixed account since the previous monthly anniversary; plus

(e)	the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

(f)	the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

(g)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death. (See “Payments.”) The death benefit will be paid to the beneficiary. (See “Beneficiary”.)

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)	the amount of insurance determined under the death benefit option in effect on the date of the insured’s death; plus

(b)	any supplemental benefits provided by riders; minus

(c)	any loan balance on that date; minus

(d)	any past due monthly deductions (if death occurred during a grace period).

Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex” in the Statement of Additional Information.)

Death Benefit Options

The amount of the death benefit depends in part on the death benefit option in effect on the date of death.

Death Benefit Option A.    The death benefit (amount of insurance) under option A is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option A, the death benefit ordinarily will not change.

Death Benefit Option B.    The death benefit under option B is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see the hypothetical illustrations in the Statement of Additional Information.)

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
41	2.43	51	1.78	61	1.28	71	1.13
42	2.36	52	1.71	62	1.26	72	1.11
43	2.29	53	1.64	63	1.24	73	1.09
44	2.22	54	1.57	64	1.22	74	1.07
45	2.15	55	1.50	65	1.20	75-90	1.05
46	2.09	56	1.46	66	1.19	91	1.04
47	2.03	57	1.42	67	1.18	92	1.03
48	1.97	58	1.38	68	1.17	93	1.02
49	1.91	59	1.34	69	1.16	94	1.01
50	1.85	60	1.30	70	1.15	95+	1.00

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)	each change must be submitted by written request received by our administrative office;

(b)	once you change the death benefit option, you cannot change it again for one year;

(c)	if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)	if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations.”)

Changing the Face Amount

You select the policy’s face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations” below.)

Increasing the Face Amount.    To increase the policy’s face amount, you must:

(a)	submit an application for the increase;

(b)	submit proof satisfactory to us that the insured is an insurable risk; and

(c)	pay any additional premium that is required.

The face amount cannot be increased after the insured’s attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

The risk class that applies for any face amount increase may be different from the risk class that applies for the policy’s initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges, equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed below under “Surrender Charge,” will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

Decreasing the Face Amount.    You may decrease the policy’s face amount by submitting a written request. The face amount may not be decreased below the policy’s minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly anniversary on or following the day we receive the request; or

(b)	the monthly anniversary one year after the date of the last change in face amount.

A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy’s initial face amount.

We will deduct a charge from the policy value each time the policy’s face amount is decreased. The amount of this charge is the lesser of:

(a)	the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

(b)	the policy value when the decrease is made.

The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

For example, if you own a policy with a $100,000 face amount and a $1,000 surrender charge, and reduce the face amount in the 5th policy year to $75,000, the reduction percentage will be 25%. We will deduct $250 (or your policy value if less) from the policy value at the time of the decrease.

After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

A partial surrender will affect your policy’s death benefit in the following respects:

(a)	If death benefit option A is in effect, the policy’s face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy’s initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial face amount.

(b)	If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy’s face amount is not affected.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders and Partial Surrenders

Surrenders

You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day when we receive your request in good order, at our administrative office. (See “Payments.”) The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See “Surrender Charge.”) Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request unless you request other arrangements. We may postpone payment of surrenders under certain conditions. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

Partial Surrenders

You may make partial surrenders under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for partial surrenders must be made in writing. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

The partial surrender charge is:

(a)	the lesser of $25 or 2% of the partial surrender amount; plus

(b)	a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See “Effect of Partial Surrenders on the Death Benefit.”) Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

General

At any time after the end of the “free look” period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or

(b)	the amount of the prior policy year’s transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

Transfer requests may be made by satisfactory written, facsimile (FAX) or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, partial surrenders or other policy changes. Fax requests received at the following number prior to 4 p.m. Eastern Time, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the date they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Market Timing and Other Impermissible Transfers.    The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

We also reserve the right to require that all transfer requests be made by the owner personally and not by the registered representative or by any third party holding a power of attorney. In addition, we can require that each transfer be made by a separate communication, in a separate envelope and delivered separately, and we can require that each transfer be submitted in writing and manually signed by the owner.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy’s maturity date. The amount automatically transferred may be a specified dollar amount of at least $100 from the money market investment division to one or more of the other variable investment divisions. If the transfer is to be made to more than one variable investment division, then a minimum of $25 must be transferred to each variable investment division selected. Dollar-cost averaging transfers may occur on the same day of every month. If that day is not a business day, then the transfer will be made on the next business day. Transfers will be made at the unit values determined as of the close of business on the date of the transfer.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Loans

You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

Interest.    We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

Loan Repayment.    You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

Effect of Policy Loan.    A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive at our administrative office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the date our administrative office receives all required documents and information.

Telephone or FAX requests may be allowed by us in certain circumstances.

We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or

(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for partial surrenders, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement;

(b)	provide evidence of insurability satisfactory to us;

(c)	pay or agree to reinstatement of any loan balance; and

(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and The Fixed Account

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, a financial services holding company specializing in life and supplemental health insurance. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of

4% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The fixed account may not be available in all states.

Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Universal Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of a portfolio of another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable Account:

1.	Asset Strategy Portfolio*;

2.	Balanced Portfolio;

3.	Bond Portfolio;

4.	Core Equity Portfolio;

5.	Growth Portfolio;

6.	High Income Portfolio*;

7.	International Portfolio

8.	Limited-Term Bond Portfolio;

9.	Money Market Portfolio;

10.	Science and Technology Portfolio; and

11.	Small Cap Portfolio.

* For	policies issued in California, the investment divisions which invest in the Asset Strategy Portfolio and the High Income Portfolio are not available.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the W&R Target Funds, Inc. prospectus that accompanies this prospectus. You should read this prospectus carefully and keep it for future reference.

Portfolio	Investment Objectives and Certain Policies

Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

Balanced

The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

Core Equity

The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.

Growth

The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

High Income

The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.

International

The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

Limited-Term Bond

The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

Money Market

The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.

Science and Technology

The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

Small Cap

The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment, or;

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting of Portfolio Shares

We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations depicted in the Statement of Additional Information. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;

(b)	funding choices, including net premium allocations and dollar-cost averaging programs;

(c)	administration of various elective options under the policy; and

(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;

(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy;

(c)	sales and marketing expenses;

(d)	Federal, state and local premium and other taxes and fees; and

(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

(b)	the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is a combined deduction of 2.5% of premiums for state and local premium taxes and 1% of premiums for the Federal income tax treatment of deferred acquisition costs.

While the premium tax of 2.5% is deducted from each premium, some jurisdictions may not impose premium taxes. Premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes.

Mortality and Expense Risk Charge

We deduct a daily charge from assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;

(b)	a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

(c)	the guaranteed death benefit charge ($0.01 per $1,000 of the policy’s face amount) as long as the death benefit guarantee remains in effect; and

(d)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits and Riders.”)

Surrender Charge

Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

The surrender charge varies based on the insured’s age on the policy’s effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase), as specified in the following table:

Surrender Charge Per $1,000 of Face Amount

Issue Age	Year 1-6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Year 16	Year 17+

0-25	$6.00	$5.45	$4.91	$4.35	$3.82	$3.27	$2.73	$2.18	$1.64	$1.09	$0.55	$0.00

26-30	6.50	5.91	5.32	4.73	4.14	3.55	2.95	2.38	1.77	1.18	0.59	0.00

31-35	7.00	6.36	5.73	5.09	4.45	3.82	3.18	2.55	1.91	1.27	0.64	0.00

36-40	7.75	7.05	6.34	5.84	4.93	4.23	3.52	2.82	2.11	1.41	0.70	0.00

41-45	8.75	7.95	7.16	6.36	5.57	4.77	3.98	3.18	2.39	1.59	0.80	0.00

46-50	10.00	9.09	8.18	7.27	6.36	5.45	4.55	3.64	2.73	1.82	0.91	0.00

51-55	11.50	10.45	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00

56-60	13.75	12.50	11.25	10.00	8.75	7.50	6.25	5.00	3.75	2.50	1.25	0.00

61-65	16.75	15.23	13.70	12.18	10.66	9.14	7.61	6.09	4.57	3.05	1.52	0.00

66-70	20.75	18.86	16.98	15.09	13.20	11.32	9.43	7.55	5.66	3.77	1.89	0.00

71-75	26.00	23.64	21.27	18.91	16.55	14.18	11.62	9.45	7.09	4.73	2.36	0.00

Note that these rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of Face Amount at the beginning of the year to $6.36 per $1,000 of Face Amount at the end of the year.

Although the surrender charge (as a percentage of face amount) increases with the insured’s issue age, the surrender charge as a percentage of premiums could actually decrease as the insured’s issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured’s policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See “Partial Surrenders.”)

Cost of Insurance

The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. Your policy’s specifications page will indicate the maximum cost of insurance charge per $1,000 of face amount applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;

(b)	is the death benefit at the beginning of the policy month divided by 1.0032737; and

(c)	is the policy value at the beginning of the policy month.

The amount by which (b) exceeds (c) is called the net amount at risk.

The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

The cost of insurance rate is the rate applied to the insurance amount (the net amount at risk) to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, and applicable risk class as well as the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, or approve an increase in the face amount, based on our underwriting:

•	Preferred;
•	Standard Non-Tobacco;
•	Standard Tobacco;
•	Substandard Non-Tobacco; and
•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes. (See “Hypothetical Illustrations” in the Statement of Additional Information for examples showing the effects of the cost of insurance charge.)

Other Charges

In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders” below.

For a description of the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Table” of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

Supplemental Benefits and Riders

Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available. The terms and conditions of each supplemental rider are specified in the applicable rider itself; the following are only brief, general summaries.

Accelerated Death Benefit Rider.    This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

Accidental Death Benefit Rider.    This benefit will be paid if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Issue age is 5-60.

Children’s Term Insurance Rider.    This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The monthly cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

Additional Insured Term Insurance Rider.    This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The oldest individual must be the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary coinciding with or next following the additional insured’s 99th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

Disability Waiver of Monthly Deduction Rider.    The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. Cost of insurance rates for this rider are based on the attained age of the insured. Issue age is 15-55.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc., will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The determination of whether a policy constitutes a modified endowment contract generally depends on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. Under our current procedures, the policy owner will be notified at the time a policy is issued whether, according to our calculations, the policy is or is not classified as a modified endowment contract based on the premium then received. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2;

(b)	is attributable to the policy owner’s becoming disabled; or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts.     Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Policy Loan.    Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Accelerated Death Benefit Rider.    We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See “Accelerated Death Benefit Rider” for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Other Policy Owner Tax Matters.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. In addition, the Internal Revenue Service has recently proposed changes to the rules governing split dollar life insurance arrangements. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations.    Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee V. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). Waddell & Reed, Inc. was paid a commission in connection with its sales of the policies, and receives a commission in connection with premium payments for policies of which it is the broker of record.

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the policies as of May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different than the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our administrative office for specific information.

For Policies issued to residents of the state of Missouri:

Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen, unless the insurer can show that the insured intended suicide when he applied for the policy, regardless of any language to the contrary in the policy.

Legal Proceedings

United Investors and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Variable Account.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our administrative office.

Glossary

Attained Age	The age of the insured on his or her last birthday at the beginning of each policy year.

Business Day	Each day that the New York Stock Exchange and our administrative office are open. Currently, the Friday after Thanksgiving and December 26 (the Friday after Christmas) are not Business Days.

Cash Surrender Value	Policy value less any applicable surrender charges.

Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.

Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.

Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.

Fixed Account Value	The policy value in the fixed account.

Loan Balance	The sum of all outstanding loans including principal and interest.

Maturity Date	Policy anniversary on or next following the insured’s 100th birthday.

Minimum Monthly Premium	For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.

Monthly Anniversary	The same day each month as the policy’s effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.

Net Cash Surrender Value	Cash surrender value less any loan balance.

Net Premium	The premium received less the premium expense charge.

Partial Surrender	A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.

Policy Anniversary

The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.

Policy Loan	A request to borrow a portion of the net cash surrender value.

Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly anniversary.

Policy Value	The sum of the variable account value and the fixed account value.

Variable Account Value	The sum of the values of the variable investment divisions under your policy.

We, Us, or United Investors	United Investors Life Insurance Company.

You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information
The Contract
Incontestability
Misstatement of Age or Sex
Suicide Exclusion
Assignment and Change of Owner
Automatic Continuation of Benefits
Dividends
Valuation of Units
Reduction in Charges for Certain Groups
Underwriting Procedures
Hypothetical Illustrations
Performance Data
Yields and Total Returns
Performance Information
Other Information
Underwriters
Experts
Potential Conflicts of Interest
Reports to Owners
Legal Matters
Additional Information
Financial Statements
Index to Financial Statements

[Outside back cover page]

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-340-3787 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-08209

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding ADVANTAGE PLUS Variable Life Insurance, a flexible premium variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2003 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2003.

STATEMENT OF ADDITIONAL INFORMATION

Additional Policy Information	1
The Contract	1
Incontestability	1
Misstatement of Age or Sex	1
Suicide Exclusion	1
Assignment and Change of Owner	1
Paid-Up Insurance Option	1
Dividends	2
Valuation of Units	2
Reduction in Charges for Certain Groups	2
Hypothetical Illustrations	3
Performance Data	6
Yields and Total Returns	6
Performance Information	7
Other Information	12
Underwriters	12
Experts	12
Potential Conflicts of Interest	12
Reports to Owners	13
Legal Matters	13
Additional Information	13
Financial Statements	13
Index to Financial Statements	F-1

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit will be adjusted if the insured’s age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy’s effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See “Tax Considerations” in the prospectus.) You may change the policy owner by sending a written request to us while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

Paid-Up Insurance Option

If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under “Premiums to Prevent Termination” in the prospectus. The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

1

Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable investment division’s unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division’s net investment factor for the current business day.

Net Investment Factor.    The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the “ex-dividend” date occurs during the current business day; plus or minus

(3)	a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

We do waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

2

Hypothetical Illustrations

The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy’s effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable investment divisions were a uniform gross annual rate of 0%, 6% or 10%, before deduction of any fees and charges, including portfolio expenses. The tables also show planned premiums accumulated at 5% interest. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 10% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

The illustrations assume an average arithmetic annual expense ratio of 0.        % of the average daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations and the service fee (“12b-1 fee”), at an average annual rate of 0.25%, under the service plan beginning August 21, 1998. For information on portfolio expenses, see the W&R Target Funds, Inc. prospectus accompanying this prospectus.

The current illustrations also reflect the 0.90% mortality and expense risk charge to the Variable Account during the first ten policy years, and 0.70% thereafter. The guaranteed illustrations reflect the 0.90% maximum mortality and expense risk charge for all policy years. After deduction of estimated portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 10% would correspond to approximate net annual rates of return for the variable investment divisions of         %,         % and         %, respectively, in policy years 1 through 10 and         %,         % and         %, respectively, thereafter.

The illustrations also reflect the deduction of the 3.5% premium expense charge and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for supplemental benefits.

Upon request, we will furnish a comparable illustration based upon the proposed insured’s individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

3

MALE ISSUE AGE 37, STANDARD NON-TOBACCO

$1,800 ANNUAL PREMIUM

$148,000 FACE AMOUNT, OPTION A

CURRENT CHARGES

		DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
		Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	PREMIUMS + Interest at 5% Per Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$	$	$	$	$	$	$	$	$	$
2
3
4
5
6
7
8
9
10
15
20
25
30

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

4

MALE ISSUE AGE 37, STANDARD NON-TOBACCO

$1,800 ANNUAL PREMIUM

$148,000 FACE AMOUNT, OPTION A

GUARANTEED CHARGES

		DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
		Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	PREMIUMS + Interest at 5% Per Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$	$	$	$	$	$	$	$	$	$
2
3
4
5
6
7
8
9
10
15
20
25
30

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

*     In this situation, the policy would lapse without value.

5

Performance Data

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the variable investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a variable investment division are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the underlying mutual fund portfolios.

In advertising and sales literature, the performance of each variable investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the variable investment divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance or risk charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each variable investment division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a variable investment division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a variable investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your policy.

Money Market Variable Investment Division Yields.    The current yield of the Money Market variable investment division refers to the annualized investment income generated by an investment in the variable investment division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities.

6

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a policy having a balance of one accumulation unit in the Money Market variable subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) the mortality and expense risk charge, but none of the other charges.

The effective yield of the Money Market variable investment division determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the variable investment division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market variable investment division’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types of quality of portfolio securities held by the underlying portfolio, and the underlying portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market variable investment division (or any variable investment division investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market variable investment division may also be presented for periods other than a seven-day period.

The current yield and effective yield for the Money Market variable investment division for the seven days ended December 31, 2002 were [            ]% and [            ]%, respectively.

Performance Information

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment division could have affected the cash surrender value, policy value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio’s annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $1,800 annual premium, paid at the beginning of each year, for a hypothetical policy with a $148,000 face amount, death benefit option A, issued to a standard, non-tobacco male, age 37. In each case, it is assumed that all premiums are allocated to the variable investment division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the variable account for mortality and expense risks, and each portfolio’s charges and expenses. (See “Charges and Deductions” in the prospectus.) The amounts shown assume there are no partial surrenders, no policy loans, and no riders.

Performance for any given past period is not an indication or representation of future performance. The performance of each variable investment division will fluctuate on a daily basis.

7

HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

Asset Strategy Portfolio

		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
Balanced Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

Bond Portfolio

		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

8

HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

Core Equity Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

Growth Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

High Income Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

9

HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

International Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

Limited-Term Bond Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

Money Market Portfolio

		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

10

HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

Science and Technology Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

Small Cap Portfolio
		Death Benefit		Policy Value		Cash Surrender Value
Year Ended	Annual Portfolio Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

11

Other Information

Underwriters

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama 35209, is a principal underwriter of the policies. For each of the last three fiscal years, SAL Financial Services, Inc. received the following sales compensation with respect to the Policies:

Fiscal year	Aggregate Amount of Commissions Paid to SAL Financial Services, Inc.

2000	$7,524,736.20*
2001	$2,689,067.80*
2002	$ 304,373.56

*	Waddell & Reed, Inc. was the principal underwriter of the Policies prior to April 30, 2001. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for the Policies it sold before that date.

Commissions payable for Policy sales are 75% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Experts

The balance sheets of United Investors Life Insurance Company as of [            ] and [            ] and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended [            ] and the balance sheets of the portfolios of United Investors Universal Life Variable Account as of [            ] and the related statements of operations and changes in net assets for each of the two years in the period the year ended [            ] included in this SAI have been audited by [            ]            , independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could

12

result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a partial surrender, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic statement.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

13

Index to Financial Statements

United Investors Universal Life Variable Account
Independent Auditors’ Report	F-
Balance Sheets, December 31, 2002.	F-
Statements of Operations for the Years Ended December 31, 2002 and 2001	F-
Statements of Changes in Net Assets for the Years Ended December 31, 2002 and 2001	F-
Notes to Financial Statements	F-
United Investors Life Insurance Company
Independent Auditors’ Report	F-
Balance Sheets, December 31, 2002 and 2001	F-
Statements of Operations for the Years Ended December 31, 2002, 2001 and 2000	F-
Statements of Equity for the Years Ended December 31, 2002, 2001 and 2000	F-
Statements of Cash Flows for the Years Ended December 31, 2002, 2001 and 2000	F-
Notes to Financial Statements	F-

F-1

PART C

OTHER INFORMATION

Item 27.    Exhibits

(a)	Board of Directors Resolution. Resolution of the Board of Directors of United Investors Life Insurance Company establishing United Investors Universal Life Variable Account.(1)

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.
(1)	SAL Financial Services, Inc. Agreements:

                                         (a)    Principal Underwriting Agreement(5)

                                         (b)     Limited Selling Agreement(6)

(d)	Contracts. Specimen Flexible Premium Variable Life Insurance Policy(1)

(e)	Applications. Application form(3)

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of United Investors Life Insurance Company.(2)
(2)	By-laws of United Investors Life Insurance Company.(2)

(g)	Reinsurance Contracts.

(h)	Participation Agreements.
(1)	Form of Participation Agreement(4)
(2)	First Amendment of Participation Agreement(4)
(3)	Second Amendment of Participation Agreement(4)

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esquire, as to the legality of the securities being registered.(7)

(l)	Actuarial Opinion. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered.(7)

(m)	Calculations.(7)

(n)	Other Opinions.
(1)	Consent of Sutherland Asbill & Brennan LLP.(7)
(2)	Consent of Independent Auditors.(7)

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures.(3)

(1)	Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.
(2)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465).
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-26505, filed on August 8, 1997.
(4)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
(5)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
(6)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 29, 2002.
(7)	To be filed by amendment.

Item 28.    Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
C.B. Hudson**	Director
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Carr W. Patterson	Vice President and Controller
Ross W. Stagner	Director and Senior Vice President, Marketing
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35233.

**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 29.    Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama

Name	Parent Co. Code	Jurisdiction
Liberty National GroupCare, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
U.I. Brokerage Services, Inc.	F	Alabama
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Company
F	United Investors Life Insurance Company

Item 30.    Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriter

(a)  Other Activity.    SAL Financial Services, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is not the principal underwriter for any other investment companies.

(b)  Management.    The following table provides certain information with respect to the officers and directors of SAL Financial Services, Inc.:

Name and Principal Business Address*	Positions and Offices with SAL Financial Services, Inc.
Christopher L. Frankel	President, Chief Executive Officer and Director
Declan O’Bierne	Chief Financial Officer
Brandi Hubbard	Chief Compliance Officer
James S. Holbrook**	Chairman of the Board of Directors
Eugene F. Woodham**	Director
Charles H. Catlett**	Director
W. Dennis Ferguson***	Director

*	The principal business address for the officers and directors listed is 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, 35209.
**	The principal business address for the directors listed is 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209.
***	The principal business address for the Director listed is 980 N. Federal Hwy., Suite 208, Boca Raton, Florida, 33432.

(c)  Compensation From the Registrant.    The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2002:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
	$304,373.56	None	N/A	None

Item 32.    Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 33.    Management Services

All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 20th day of February, 2003.

United Investors Universal Life Variable Account (Registrant)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the dates indicated.

Signatures	Title	Date

C.B. HUDSON	Director	______

/s/ ANTHONY L. MCWHORTER
ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	February 20, 2003

/S/ W. THOMAS AYCOCK
W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	February 20, 2003

TONY G. BRILL	Director and Executive Vice President, Administration	______

LARRY M. HUTCHISON	Director	______

/S/ MICHAEL J. KLYCE
MICHAEL J. KLYCE	Vice President and Treasurer	February 20, 2003

/S/ JOHN H. LIVINGSTON
JOHN H. LIVINGSTON	Director, Secretary and Counsel	February 20, 2003

/S/ CAROL A. MCCOY
CAROL A. MCCOY	Director and Assistant Secretary	February 20, 2003

/S/ ROSS W. STAGNER
ROSS W. STAGNER	Director and Senior Vice President, Marketing	February 20, 2003

/S/ TERRY W. DAVIS
TERRY W. DAVIS	Director and Senior Vice President, Administration	February 20, 2003

/S/ CARR W. PATTERSON
CARR W. PATTERSON	Vice President and Controller	February 20, 2003